Exhibit 99.(a)(31)

From:     Dijk, van, J.A. (Johannes) (W&O Financin BC Carrier Services)

Sent:       Tuesday, April 07, 2009 12:14 PM

To:          Rodenburg, J.J. (Jan) (KPNCC M&A Management); Uematsu, K. (Kenji) (KPNCC M&A Management); Costermans, H.J. (Huib) (W&O Financin Manager); Braat, D. (Daniel) (KPNCC M&A Management)

Subject: 090407 Celtic Valuation v2.xls

Attachments:           090407 Celtic Valuation v2.xls

All,

This scenario looks in my opion as going concern.

I will thank Jan en Kenij for the misstake in the model. The wrong opex amount was in the model. Hereby changed. The value decreased to approx. 170 min instead of 212 min.

With regards,

Johannes

JX 192

Confidential	KPN00026124

Scenario P – 1% Rev +1% GM +1% OP – 2 mn Entry Value Delta vs. going concern A Base case 0 0 0 0 1 168 (45) B 1 1% Additional price decline 1 0 0 0 2 123 45 B 2 1% Additional revenue growth 0 1 0 0 3 213 79 B 3 1% Additional gross margin improvement 0 0 1 0 4 247 12 B 4 $ 2 mn Opex savings 0 0 0 1 5 180 12 Waterfall Start value label Current equity value 0 59.1 59.1 Base case 59.1 109 168 1% Additional price decline 123 [Illegible] 123 < - - change manually in waterfall 1% Additional revenue growth 168 45 45 1% Additional gross margin improvement 213 79 79 $ 2 mn Opex savings 292 12 12 Sensitivity range 123 181 304 [GRAPHIC] Confidential KPN00026125

Volume 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 KPN outsourced IDD out 728 675 612 581 552 525 498 498 508 519 529 540 550 561 Growth (9%) (5.0%) (5.0%) (5.0%) (5.0%) 0.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% KPN outsourced mobiel 425 500 513 526 539 552 566 580 595 610 625 641 657 673 Growth 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% EPLUS/BASE outsourced mobiel 800 900 1,025 1,128 1,229 1,329 1,425 1,519 1,609 1,694 1,775 1,852 1,923 1,990 Growth 10.0% 9.0% 8.1% 7.3% 6.6% 5.9% 5.3% 4.8% 4.3% 3.9% 3.5% KPN other 50 249 250 256 263 269 276 283 290 297 305 312 320 328 Growth 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% Total KPN 2,003 2,315 2,400 2,491 2,583 2,675 2,766 2,881 3,002 3,120 3,234 3,344 3,450 3,553 outsourced other 0 266 400 440 484 532 586 644 709 779 857 943 1,037 1,141 Growth 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Trading 19,150 18,590 18,700 19,448 20,226 21,035 21,876 22,751 23,661 24,608 25,592 26,616 27,681 28,788 Growth 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% Retail 2,587 2,357 2,600 2,626 2,652 2,679 2,706 2,733 2,760 2,788 2,815 2,844 2,872 2,901 Growth 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% total # minutes 23,740 23,528 24,100 25,005 25,945 26,921 27,934 29,009 30,132 31,295 32,499 33,747 35,040 36,383 Price 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 KPN outsourced IDD out 0.069 0.064 0.049 0.048 0.047 0.045 0.044 0.043 0.042 0.042 0.041 0.040 0.040 0.039 Growth (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) KPN outsourced mobiel 0.116 0.110 0.099 0.097 0.094 0.092 0.089 0.087 0.086 0.084 0.083 0.082 0.080 0.079 Growth 5.0% (10.0%) (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) EPLUS/BASE outsourced mobiel 0.116 0.110 0.099 0.097 0.094 0.092 0.089 0.087 0.086 0.084 0.083 0.082 0.080 0.079 Growth 5.0% (10.0%) (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) KPN other 0.105 0.100 0.090 0.088 0.086 0.083 0.081 0.080 0.078 0.076 0.075 0.074 0.073 0.072 Growth 5.0% (10.0%) (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) outsourced other 0.063 0.060 0.045 0.044 0.043 0.042 0.041 0.040 0.039 0.038 0.038 0.037 0.037 0.036 Growth (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) Trading 0.056 0.053 0.053 0.052 0.050 0.049 0.048 0.047 0.046 0.045 0.044 0.044 0.043 0.042 Growth (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) Retail 0.043 0.041 0.041 0.040 0.039 0.038 0.037 0.036 0.035 0.035 0.034 0.034 0.033 0.033 Growth 5.0% 0.0% (2.5%) (2.5%) (2.5%) (2.5%) (2.3%) (2.0%) (1.8%) (1.6%) (1.5%) (1.3%) (1.2%) Revenue 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 KPN outsourced TDD out 50.6 43.3 30.0 27.8 25.7 23.8 22.1 21.6 21.6 21.6 21.7 21.8 21.9 22.1 KPN outsourced mobiel 49.1 55.0 50.8 50.8 50.7 50.7 50.7 50.8 51.0 51.3 51.7 52.2 52.8 53.5 EPLUS/BASE outsourced mobiel 92.4 99.0 101.5 108.8 115.7 121.9 127.5 132.8 137.8 142.5 146.9 150.9 154.7 158.2 KPN other 5.3 24.0 22.5 22.5 22.5 22.5 22.4 22.5 22.6 22.7 22.9 23.1 23.4 23.7 Total KPN 197.3 221.3 204.8 209.9 214.6 218.9 222.7 227.7 233.0 238.1 243.2 248.1 252.8 257.5 outsourced other 0.0 15.9 18.0 19.3 20.7 22.2 23.8 25.6 27.6 29.8 32.2 34.9 37.9 41.2 Trading 1,065.4 995.0 988.0 1,001.8 1,015.9 1,030.1 1,044.5 1,061.8 1,052.0 1,104.7 1,130.1 1,157.9 1,188.2 1,221.0 Retail 111.3 96.6 106.6 104.9 103.3 101.8 100.2 98.9 97.9 97.1 96.4 96.0 95.6 95.4 total revenu 1,374.0 1,318.8 1,317.3 1,335.9 1,354.5 1,372.9 1,391.2 1,414.0 1,440.4 1,469.7 1,501.9 1,536.9 1,574.6 1,615.1 Gross margin % 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 KPN outsourced IDD out 45.0% 40.0% 35.0% 30.0% 25.0% 15.0% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% KPN outsourced mobiel 12.1% 12.7% 11.9% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% EPLUS/BASE outsourced mobiel 12.1% 12.7% 11.9% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% KPN other 12.1% 12.7% 11.9% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% outsourced other 0.0% 4.4% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% Trading 8.0% 8.2% 8.4% 8.6% 8.8% 9.4% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Confidential KPN00026126

Retail 13.3% 13.3% 12.6% 12.0% 11.4% 11.4% 11.4% 11.14% 11.4% 11.4% 11.14% 11.4% 11.4% 11.4% Gross margin % 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 KPN outsourced IDD out 22.8 17.3 10.5 8.3 6.4 3.6 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 KPN outsourced mobiel 5.9 7.0 6.0 5.4 5.4 5.4 5.4 5.4 5.4 5.4 5.5 5.5 5.6 5.7 BPLUS/BASE outsourced mobiel 11.2 12.6 12.1 11.5 12.3 12.9 13.5 14.1 14.6 15.1 15.6 16.0 16.4 16.8 KPN other 0.6 3.0 2.7 2.4 2.4 2.4 2.4 2.4 2.4 2.4 2.4 2.5 2.5 2.5 Total KPN 40.5 39.9 31.3 27.6 26.5 24.3 23.6 24.1 24.7 25.2 25.8 26.3 26.8 27.3 outsourced other 0.0 0.7 1.9 2.0 2.2 2.4 2.5 2.7 2.9 3.2 3.4 3.7 4.0 4.4 Trading 85.2 80.8 83.0 86.2 89.4 96.8 104.5 106.2 108.2 110.5 113.0 115.8 118.8 122.1 Retail 14.8 12.8 13.5 12.6 11.8 11.6 11.4 11.3 11.2 11.1 11.0 10.9 10.9 10.9 total gross margin 140.6 134.2 129.7 128.4 129.8 135.0 142.0 144.3 147.0 149.9 153.2 156.7 160.6 164.6 Total gross margin % 10.2% 10.2% 9.8% 9.6% 9.6% 9.8% 10.2% 10.2% 10.2% 10.2% 10.2% 10.2% 10.2% 10.2% Operating costs 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Operating costs 90 91 92 93 94 95 96 97 99 101 Growth of costs 2.0% 2.0% 2.0% Incremental costs on extra margin 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Growth of costs of incremental margin 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% Total operating costs 90 93 94 95 96 97 98 100 102 104 Scenario B1 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Price decline (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) Scenario B2 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Revenue growth 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% Scenario B3 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Gross margin improvement 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% Scenario B4 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Additional Opex savings ($ mn) 2.0 2.0 2.1 2.2 2.2 2.2 2.3 2.3 2.3 Confidential KPN00026127

Cell:	E5
Comment:	Jan Rodenburg:
Is equal to (600*1,02)

Confidential	KPN00026128

Rapportage instemmingsbesluiten Koninklijke KPN NV Name Project Acquisition / Investment Cash Flows (in £1 mln) 2009 2010 2011 2012 2013 2014 2015 2016 mgt projections E&Y 21/1/09 Revenues Illegible Illegible Illegible Illegible Illegible Illegible Illegible Illegible Gross margin Illegible Illegible Illegible Illegible Illegible Illegible Illegible Illegible Op. Costs Illegible Illegible Illegible Illegible Illegible Illegible Illegible Illegible Revenues 1,317 1,336 1,354 1,373 1,391 1,414 1,440 1,470 Gross margin 130 128 130 135 142 144 147 150 Op. Costs 90 93 94 95 96 97 98 100 EBITDA 40 36 36 40 46 48 49 50 GROSS margin % 9.8% 9.6% 9.6% 9.8% 10.2% 10.2% 10.2% 10.2% EBITDA margin % 3.0% 2.7% 2.7% 2.9% 3.3% 3.4% 3.4% 3.4% Depreciation % 38 39 32 29 21 21 17 17 EBIT 2 -4 4 11 25 27 32 33 EBIT margin % 0.1% -0.3% 0.3% 0.8% 1.8% 1.9% 2.2% 2.3% Carry forward 0 -1 0 0 0 0 0 0 Tax 30% 22 15 7 5 2 2 2 2 Corr. For Depreciation 38 39 32 29 21 21 17 17 Investment 1% 5 15 16 17 18 18 18 18 Changes in Working Cap. + cash position Free Cash Flow 3 5 13 18 25 28 30 31 Cum. Free Cash Flow 3 8 22 40 65 93 123 154 Terminal value *) *) terminal value is based on: (EBIT-cash tax)/wacc IRR cash flows -46 3 5 13 18 25 28 30 31 WACC Net Present Value: IRR EV/TV 85% - NPV cash flows 85 - KPN-offer Basic interest 3.1% - NPV terminal value 56 39.6% - 100%-offer Premium VV 5.0% Premium EV 13.8% - Firm value 141 - 100%-offer Beta 1.0% - minus: debt -2% - value debt Tax % 30% - equity value 168 - NPV cash flow against IRR Terminal growth rate 2% - NPV terminal value against IRR Kvv 5.6% 15% 0.8% - share KPN: 44% 74 Kev 17.8% 85% 15.1% - KPN-offer 32 Wacc (after tax) 16.0% - value creation for KPN 42 - IRR (after tax.) Terminal Value EBITDA multiple 1.5% 2% 2.5% 1.5% 2% 15.0% 255 265 276 15.0% 4.8 5.0 15.5% 246 255 265 15.5% 1.6 4.9 AUTODATE Confidential KPN00026129

Rapportage instemmingsbesluiten Koninklijke KPN NV 16.0% 238 246 255 16.0% 4.5 Illegible 16.5% 230 238 246 16.5% 4.3 4.5 17.0% 222 230 238 17.0% 4.2 4.3 NPV of Terminal Value Equity value 1.5% 2% 2.5% 1.5% 2% 15.0% 63 66 68 15.0% 175 177 15.5% 58 60 63 15.5% 170 172 16.0% 54 56 58 16.0% 166 168 16.5% 50 52 53 16.5% 162 164 17.0% 46 48 49 17.0% 158 160 AUTODATE Confidential KPN00026130

Rapportage instemmingsbesluiten Koninkljke KPN NV DCF Valuation 2017 2018 9-yr CAGR Illegible Illegible 2.9% Illegible Illegible 2.9% Illegible Illegible 1.8% 1,502 1,537 1.7% 153 157 2.1% 102 104 1.6% assume 10% var. 51 53 2.3% 10.2% 10.2% 3.4% 3.4% 17 17 34 36 2.3% 2.3% 0 0 2 2 17 17 10 10 32 34 187 221 246 32 280 32 73 -73 27 35 11 0 36.5% 2.5% 1.5% 2% 2.5% 5.2 15.0% 42.6% 43.5% 44.5% 5.0 15.5% 40.7% 41.6% 42.5% AUTODATE Confidential KPN00026131

Rapportage instemmingsbesluiten Koninkljke KPN NV 4.8 16.0% 38.8% 39.6% 40.5% 4.6 16.5% 37.0% 37.8% 38.6% 4.5 17.0% 35.3% 30.0% 36.0% 2.5% 180 175 170 165 161 AUTODATE Confidential KPN00026132

DCF Firm value 168 Scenario input 0 Scenario 0 Value 1 168 2 123 Scenario 3 213 4 247 5 180 Confidential KPN00026133

Base Case ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014  Revenue Growth Cost of revenue Gross margin Margin Operating expenses Operating EBITDA Margin Depreciation Operating EBIT Margin Taxes Effective tax rate Debt free net income Depreciation Delta working capital Capex Free cash flow ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue Growth Cost of revenue Gross margin Margin Operating expenses Operating EBITDA Margin Depreciation Operating EBIT Margin Taxes Effective tax rate Debt free net income Depreciation Delta working capital Caprex Free cash flow Base Case ($ mn) 2004P4 2005P4 2006P4 2007P4 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Revenue 994.2 1,140.6 1,298.9 1,390.6 1,323.6 1,317.3 1,335.9 1,354.5 1,372.9 1,391.2 1,414.0 1,440.4 Growth 14.7% 13.9% 7.1% (4.8%) (0.5%) 1.4% 1.4% 1.4% 1.3% 1.6% 1.9% Cost of revenue 873.6 1,037.3 1,165.5 1,248.2 1,187.3 1,187.7 1,207.5 1,224.7 1,237.9 1,249.2 1,269.7 1,293.4 Gross margin 120.6 103.3 133.4 142.4 136.3 129.7 128.4 129.8 135.0 142.0 144.3 147.0 Margin 12.1% 9.1% 10.3% 10.2% 10.3% 9.8% 9.6% 9.6% 9.8% 10.2% 10.2% 10.2% Operating expenses 57.2 64.4 72.5 90.1 98.2 90.0 92.6 93.8 95.1 96.2 96.7 97.7 Operating EBITDA 63.4 38.9 60.9 52.3 38.1 39.7 35.8 36.0 39.9 45.8 47.6 49.3 Margin 6.4% 3.4% 4.7% 3.8% 2.9% 3.0% 2.7% 2.7% 2.9% 3.3% 3.4% 3.4% Depreciation 24.6 18.6 17.4 n.a. 32.0 38.0 39.4 31.8 29.6 20.9 21.0 17.0 Operating EBIT 38.8 20.1 43.5 n.a. 6.1 1.7 (3.6) 4.3 11.3 24.9 26.6 32.3 Margin 3.9% 1.8% 3.3% n.a. 0.5% 0.1% -0.3% 0.3% 0.8% 1.8% 1.9% 2.2% Taxes 21.6 15.3 6.7 4.6 2.3 1.8 1.5 Effective tax rate -1292.6% 427.3% -156.6% -40.6% -9.2% -6.8% -4.7% Confidential KPN00026134

Debt free net income 23.3 11.7 11.0 15.9 27.2 28.4 33.8 Depreciation 38.0 39.4 31.8 28.6 20.9 21.0 17.0 Delta working capital 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Capex (7.5) (8.3) (14.8) n.a. (16.0) 15.0 15.3 16.1 17.4 18.2 17.6 17.6 Free cash flow n.a. 76.3 66.4 58.8 61.9 66.3 67.0 68.4 EBITDA - Capex 55.9 30.6 46.1 n.a. 22.2 54.7 51.1 52.1 57.3 64.0 65.2 66.9 WACC 16% Terminal growth rate 2% NPV Terminal Value 55.8 Firm Value ($ mn) 140.7 Net debt (cash) (27.0) Equity value 167.7 Revenue ($ mn) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Base case 994.2 1,140.6 1,298.9 1,390.6 1,323.6 1,317.3 1,335.9 1,354.5 1,372.9 1,391.2 1,414.0 1,440.4 Jefferies and Co. 1,257.1 1,275.4 1,289.2 1,303.6 1,316.1 1,328.6 0.0 Gross margin ($ mn) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Base case 120.6 103.3 133.4 142.4 136.3 129.7 128.4 129.8 135.0 142.0 144.3 147.0 Jefferies and Co. 133.4 137.4 139.0 140.6 142.0 143.4 0.0 EBITDA ($ mn) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Base case 63.4 38.9 60.9 52.3 38.1 39.7 35.8 36.0 39.9 45.8 47.6 49.3 Jefferies and Co. 37.8 40.6 41.2 41.7 42.1 42.6 0.0 EBITDA - capex ($ mn) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Base case 55.9 30.6 46.1 n.a. 22.2 54.7 51.1 52.1 57.3 64.0 65.2 66.9 Jefferies and Co. 22.8 22.6 20.2 17.7 15.8 14.3 0.0 Gross margin (%) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Base case 12.1% 9.1% 10.3% 10.2% 10.3% 9.8% 9.6% 9.6% 9.8% 10.2% 10.2% 10.2% Jefferies and Co. 10.8% 10.8% 10.8% 10.8% 10.8% 10.8% 0.0% EBITDA margin (%) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Base case 6.4% 3.4% 4.7% 3.8% 2.9% 3.0% 2.7% 2.7% 2.9% 3.3% 3.4% 3.4% Jefferies and Co. 3.0% 3.2% 3.2% 3.2% 3.2% 3.2% 0.0% Confidential KPN00026135

Management projections wholesale ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Revenue 1,206.9 1,231.0 1,268.0 1,318.7 1,371.4 1,426.3 1,469.1 Growth -8.8% 2.0% 3.0% 4.0% 4.0% 4.0% 3.0% Cost of revenue 1,091.4 1,113.2 1,146.6 1,192.5 1,240.2 1,289.8 1,328.5 Gross margin 115.5 117.8 121.3 126.2 131.2 136.5 140.6 Margin 9.6% 9.6% 9.6% 9.5% 9.6% 9.6% 9.6% Operating expenses 79.1 79.0 80.3 81.1 82.5 84.8 87.2 Operating EBITDA 36.4 38.8 41.0 45.1 48.7 51.7 53.4 Margin 3.0% 3.2% 3.2% 3.4% 3.6% 3.6% 3.6% Depreciation 16.8 19.3 13.8 14.5 15.3 16.1 16.8 Operating EBIT 19.7 19.6 27.2 30.6 33.4 35.5 36.6 Margin 1.6% 1.6% 2.1% 2.3% 2.4% 2.5% 2.5% Taxes (21.6) (15.3) (6.7) (4.6) (2.3) (1.8) (1.5) Effective tax rate 109.8% 78.1% 24.6% 15.1% 6.9% 5.0% 4.2% Debt free net income (1.9) 4.3 20.5 26.0 31.1 33.8 35.1 Depreciation 16.8 19.3 13.8 14.5 15.3 16.1 16.8 Delta working capital (1.0) 1.2 1.8 2.5 2.6 2.7 2.1 Capex (13.5) (14.0) (14.9) (15.8) (16.7) (17.1) (17.6) Free cash flow 0.3 10.8 21.3 27.2 32.4 35.5 36.5 Management projections retail ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue 106.0 109.2 113.5 119.2 125.2 131.4 136.7 Growth 3.0 4.0% 5.0% 5.0% 5.0% 4.0% Cost of revenue 93.4 96.1 99.9 104.9 110.2 115.7 120.3 Gross margin 12.6 13.1 13.6 14.3 15.0 15.8 16.4 Margin 11.9% 12.0% 12.0% 12.0% 12.0% 12.0% 12.0% Operating expenses 11.6 11.9 12.3 12.7 13.1 13.6 14.2 Operating EBITDA 1.0 1.2 1.3 1.6 1.9 2.1 2.2 Margin 0.9% 1.1% 1.2% 1.4% 1.5% 1.6% 1.6% Depreciation 1.9 2.2 1.5 1.6 1.7 1.8 1.9 Operating EBIT (0.9) (0.9) (0.2) 0.0 0.2 0.3 0.3 Margin (0.8%) (0.9%) (0.2%) 0.0% 0.2% 0.3% 0.3% Taxes 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Effective tax rate 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Debt free net income (0.9) (0.9) (0.2) 0.0 0.2 0.3 0.3 Depreciation 1.9 2.2 1.5 1.6 1.7 1.8 1.9 Delta working capital 1.2 0.4 0.5 0.7 0.7 0.7 0.6 Capex (1.5) (1.6) (1.7) (1.8) (1.9) (1.9) (2.0) Free cash flow 0.7 0.0 0.2 0.6 0.8 1.0 0.9 Management projections total ($ mn) 2004PF 2005PF 2006PF 2007PF 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E Revenue 994.2 1,140.6 1,298.9 1,390.6 1,323.6 1,312.9 1,340.2 1,381.5 1,437.9 1,496.6 1,557.7 1,605.8 Growth 14.7% 13.9% 7.1% (4.8%) (0.8%) 3.1% 3.1% 4.1% 4.1% 4.1% 3.1% Cost of revenue 873.6 1,037.3 1,165.5 1,248.2 1,187.3 1,184.8 1,209.3 1,246.5 1,297.4 1,350.4 1,405.5 1,448.8 Gross margin 120.6 103.3 133.4 142.4 136.3 128.1 130.9 135.0 140.5 146.3 152.3 157.0 Margin 12.1 9.1% 10.3% 10.2% 10.3% 9.8% 9.8% 9.6% 9.8% 9.8% 9.8% 9.8% Operating expenses 57.2 64.4 72.5 90.1 98.2 90.7 90.9 92.6 93.8 95.6 98.5 101.4 Operating EBITDA 63.4 38.9 60.9 52.3 38.1 37.4 40.0 42.4 46.7 50.7 53.8 55.6 Margin 6.4% 3.4% 4.7% 3.8% 2.9% 2.8% 3.0% 3.1% 3.2% 3.4% 3.5% 3.5% Depreciation 24.5 18.8 17.4 n.a. 32.0 18.6 21.4 15.4 16.1 17.0 17.9 18.7 Operating EBIT 38.8 20.1 43.5 n.a. 6.1 18.8 18.6 27.0 30.6 33.7 35.9 37.0 Margin 3.9% 1.8% 3.3% n.a. 0.5% 1.4% 1.4% 2.0% 2.1% 2.2% 2.3% 2.3% Taxes (21.6) (15.3) (6.7) (4.6) (2.3) (1.8) (1.5) Effective tax rate 115.0% 82.0% 24.8% 15.1% 6.8% 4.9% 4.1% Confidential KPN00026136

 Debt free net income (2.8) 3.3 20.3 26.0 31.4 34.1 35.4 Depreciation 18.6 21.4 15.4 16.1 17.0 17.9 18.7 Delta working capital 0.1 1.6 2.4 3.2 3.3 3.5 2.8 Capex (7.5) (8.3) (14.8) n.a. (16.0) (15.0) (15.5) (16.5) (17.5) (18.5) (19.0) (19.5) Free cash flow n.a. 1.0 10.8 21.5 27.8 33.2 36.5 37.4 EBITDA - Capex 55.9 30.6 46.1 n.a. 22.2 22.4 24.5 25.9 29.2 32.2 34.8 36.1 Wholesale Retail Total WACC 16% 19% Terminal growth rate 2% 2% Terminal Value 68.7 0.9 69.7 Firm Value ($ mn) 154.8 3.0 157.8 Net debt (cash) (57.7) (4.2) (61.9) Equity value 212.5 7.2 219.7 Confidential KPN00026137

Jefferies and Co. projections wholesale ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue 1,285.0 1,292.0 1,301.3 1,311.8 1,324.9 1,340.8 Growth 0.5% 0.7% 0.8% 1.0% 1.2% Cost of revenue 1,159.6 1,164.7 1,174.3 1,183.8 1,195.8 1,210.3 Gross margin 125.4 127.3 127.0 127.9 129.0 130.6 Margin 9.8% 9.9% 9.8% 9.8% 9.7% 9.7% Operating expenses 77.5 78.0 79.0 80.0 81.2 82.5 Operating EBITDA 47.9 49.3 48.0 48.0 47.9 48.0 Margin 3.7% 3.8% 3.7% 3.7% 3.6% 3.6% Depreciation 17.4 21.3 17.6 20.3 23.0 25.7 Operating EBIT 30.5 28.0 30.4 27.7 24.9 22.4 Margin 2.4% 2.2% 2.3% 2.1% 1.9% 1.7% Taxes (10.7) (9.8) (10.6) (9.7) (8.7) (7.8) Effective tax rate 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% Debt free net income 19.8 18.2 19.8 18.0 16.2 14.5 Depreciation 17.4 21.3 17.6 20.3 23.0 25.7 Delta working capital 1.2 0.3 0.5 0.5 0.7 0.8 Capex (16.2) (18.9) (21.6) (24.3) (27.0) (29.7) Free cash flow 22.3 20.9 16.3 14.5 12.8 11.3 Jefferies and Co. projections retail ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue 114.7 119.0 124.9 132.7 141.0 149.9 Growth 3.8% 5.0% 6.2% 6.3% 6.3% Cost of revenue 100.7 104.5 109.7 116.6 123.9 131.6 Gross margin 14.0 14.5 15.2 16.2 17.2 18.2 Margin 12.2% 12.2% 12.2% 12.2% 12.2% 12.2% Operating expenses 13.7 13.8 13.9 14.1 14.3 14.6 Operating EBITDA 0.3 0.7 1.3 2.0 2.8 3.7 Margin 0.2% 0.6% 1.0% 1.5% 2.0% 2.5% Depreciation 1.9 2.4 2.0 2.3 2.6 2.9 Operating EBIT (1.7) (1.7) (0.7) (0.2) 0.3 0.8 Margin -1.4% -1.4% -0.5% 0.2% 0.2% 0.5% Taxes 0.0 0.0 0.0 0.0 0.0 0.0 Effective tax rate 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Debt free net income (1.7) (1.7) (0.7) (0.2) 0.3 0.8 Depreciation 1.9 2.4 2.0 2.3 2.6 2.9 Delta working capital 1.6 0.5 0.7 0.9 1.0 1.0 Capex (1.8) (2.1) (2.4) (2.7) (3.0) (3.3) Free cash flow 0.1 (0.9) (0.4) 0.3 0.8 1.4 Jefferies and Co. projections total ($ mn) 2004A 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E Revenue 994.2 1,140.6 1,298.9 1,390.6 1,323.6 1,399.7 1,411.0 1,426.2 1,444.5 1,465.9 1,490.7 Growth 14.7% 13.9% 7.1% -4.8% 5.8% 0.8% 1.1% 1.3% 1.5% 1.7% Cost of revenue 873.6 1,037.3 1,165.5 1,248.2 1,187.3 1,260.3 1,269.2 1,284.0 1,300.4 1,319.7 1,341.9 Gross margin 120.6 103.3 133.4 142.4 136.3 139.4 141.8 142.2 144.1 146.2 148.8 Margin 12.1% 9.1% 10.3% 10.2% 10.3% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% Operating expenses 57.2 64.4 72.5 90.1 98.2 91.2 91.8 92.9 94.1 95.5 97.1 Operating EBITDA 63.4 38.9 60.9 52.3 38.1 48.2 50.0 49.3 50.0 50.7 51.7 Margin 6.4% 3.4% 4.7% 3.8% 2.9% 3.4% 3.5% 3.5% 3.5% 3.5% 3.5% Depreciation 24.6 18.8 17.4 n.a. 32.0 19.4 23.7 19.6 22.5 25.5 28.5 Operating EBIT 38.8 20.1 43.5 #VALUE! 6.1 28.8 26.3 29.7 27.5 25.2 23.2 Margin 3.9% 1.8% 3.3% #VALUE! 0.5% 2.1% 1.9% 2.1% 1.9% 1.7% 1.6% Confidential KPN00026138

 Delta working capital 2.8 0.9 1.2 1.4 1.6 1.8 Capex (7.5) (8.3) (14.8) n.a. (16.0) (18.0) (21.0) (24.0) (27.0) (30.0) (33.0) Free cash flow 22.3 20.1 15.8 14.7 13.6 12.7 EBITDA – Capex 55.9 30.6 46.1 #VALUE! 22.2 30.2 29.0 25.3 23.0 20.7 18.7 Confidential KPN00026139

Jefferies and Co. projections January 27 - 2009 ($ mn) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue 1,257.1 1,275.4 1,289.2 1,303.6 1,316.1 1,328.6 Growth 1.5% 1.1% 1.1% 1.0% 0.9% Cost of revenue 1,123.7 1,138.0 1,150.2 1,163.0 1,174.1 1,185.2 Gross margin 133.4 137.4 139.0 140.6 142.0 143.4 Margin 10.6% 10.8% 10.8% 10.8% 10.8% 10.8% Operating Expenses 95.6 96.8 97.8 98.9 99.9 100.8 Operating EBITDA 37.8 40.6 41.2 41.7 42.1 42.6 Margin 3.0% 3.2% 3.2% 3.2% 3.2% 3.2% Depreciation 32.2 32.9 33.3 31.2 28.8 27.6 Operating EBIT 5.6 7.7 7.9 10.5 13.3 15.0 Margin 0.4% 0.6% 0.6% 0.8% 1.0% 1.1% Taxes (6.0) (6.0) (6.0) (6.0) (6.0) (6.0) Effective tax rate 107.1% 77.9% 75.9% 57.1% 45.1% 40.0% Debt free net income Depreciation 32.2 32.9 33.3 31.2 28.8 27.6 Delta working capital Capex (15.0) (18.0) (21.0) (24.0) (26.3) (28.3) Free cash flow Jefferies and Co. projections total ($ mn) 2004PF 2005PF 2006PF 2007PF 2008A 2009E 2010E 2011E 2012E 2013E 2014E Revenue 994.2 1,140.6 1,298.9 1,390.6 1,323.6 1,257.1 1,275.4 1,289.2 1,303.6 1,316.1 1,328.6 Growth 14.7% 13.9% 7.1% -4.8% (5.0)% 1.5% 1.1% 1.1% 1.0% 0.9% Cost of revenue 873.6 1,037.3 1,165.5 1,248.2 1,187.3 1,123.7 1,138.0 1,150.2 1,163.0 1,174.1 1,185.2 Gross margin 120.6 103.3 133.4 142.4 136.3 133.4 137.4 139.0 140.6 142.0 143.4 Margin 12.1% 9.1% 10.3% 10.2% 10.3% 10.6% 10.8% 10.8% 10.8% 10.8% 10.8% Operating Expenses 57.2 64.4 72.5 90.1 98.2 95.6 96.8 97.8 98.9 99.9 100.8 Operating EBITDA 63.4 38.9 60.9 52.3 38.1 37.8 40.6 41.2 41.7 42.1 42.6 Margin 6.4% 3.4% 4.7% 3.8% 2.9% 3.0% 3.2% 3.3% 3.2% 3.2% 3.2% Depreciation 24.6 18.8 17.4 n.a. 32.0 32.2 32.9 33.3 31.2 28.8 27.6 Operating EBIT 38.8 20.1 43.5 n.a. 6.1 5.6 7.7 7.9 10.5 13.3 15.0 Margin 3.9% 1.8% 3.3% n.a. 0.5% 0.4% 0.6% 0.6% 0.8% 1.0% 1.1% Confidential KPN00026140

 Delta working capital 0.0 0.0 0.0 0.0 0.0 0.0 Capex (7.5) (8.3) (14.8) n.a (16.0) (15.0) (18.0) (21.0) (24.0) (26.3) (28.3) Free cash flow 16.8 16.6 14.2 11.7 9.8 8.3 EBITDA - Capex 55.9 30.6 46.1 n.a. 22.2 22.8 22.6 20.2 17.7 15.8 14.3 WACC 15% Termainal growth rate 0% Terminal Value 28.3 Firm Value ($ mn) 64.0 Net debt (cash) (41.0) Equity value 105.0 Confidential KPN00026141

Cell:	C47
Comment:	Jan Rodenburg:
Source: Volcano SvB presentation

Cell:	D47
Comment:	Jan Rodenburg:
Source: Volcano SvB presentation

Cell:	E47
Comment:	Jan Rodenburg:
Source: Volcano SvB presentation

Cell:	F47
Comment:	Jan Rodenburg:
Source jeffries report Q4 08

Cell:	Q47
Comment:	Jan Rodenburg:
Source: Volcano SvB presentation

Cell:	R47
Comment:	Jan Rodenburg:
Source: Volcano SvB presentation

Cell:	S47
Comment:	Jan Rodenburg:
Source: Volcano SvB presentation

Cell:	T47
Comment:	Jan Rodenburg:
Source jeffries report Q4 08

Confidential	KPN00026142

IBASIS INC 10-K 03/13/2009 Income Statement Year Ended December 31, 2004 2005 2006 2007 2008 (In thousands) Statement of Operations Data: Net revenue from external parties $498,357 $540,574 $605,031 $741,293 $1,097,515 Net revenue from related parties 216,559 249,502 209,158 197,265 226,070 Total revenue 714,916 790,076 814,189 938,558 1,323,585 Costs and operating expenses: Data communications and telecommunications costs external parties 475,814 533,055 573,966 733,160 1,081,460 Data communications and telecommunications costs related parties 161,347 138,584 134,347 114,242 105,840 Engineering and network operations 0 11,438 8,895 13,222 23,320 Selling, general and administrative 18,569 34,468 29,812 38,368 74,849 Merger related expenses 0 0 0 2,019 0 Depreciation and amortization 13,665 11,415 5,693 12,743 31,998 Impairment of goodwill 0 0 0 0 214,651 Total costs and operating expenses 669,395 728,960 752,713 913,754 1,532,118 Income (loss) from operations 45,521 61,116 61,476 24,804 [Illegible] 38,116 Interest income (expense), net [Illegible] [Illegible] 237 949 [Illegible] Foreign exchange gain (loss) [Illegible] [Illegible] [Illegible] [Illegible] 3,089 Other income 1,779 Income (loss) before income taxes 41,129 59,464 60,374 24,652 [Illegible] Income tax expense 13,546 18,848 17,884 8,529 26,342 implied tax rate 32.9% 31.7% 29.6% 34.6% -12.9% Net income (loss) $27,583 $40,616 $42,490 $16,123 [Illegible] Basic and diluted net income (loss) per share $0.69 $1.01 $1.06 $0.33 [Illegible] Weighted average shares: Basic 40,121 40,121 40,121 48,778 73,260 Diluted 40,121 40,121 40,121 49,186 73,260 Balance Sheet Data: Cash, cash equivalents and short-term marketable securities $29,90() $20,630 $22,411 $65,735 $56,912 Working capital (deficit) 3,860 [Illegible] 12,967 [Illegible] [Illegible] Total assets 285,256 223,999 233,269 659,873 441,327 Long-term debt, net of current portion 1,087 25,000 27,3890 Stockholders’ equity 20,626 7,709 23,978 334,490 88,518 Created by 10-K Wizard. http://www.10kwizard.com/ Confidential KPN00026143

      M      N      O      P      Q      R

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

28

29

30

31

32

33

34

35

36

37

38

39

40

41

42

43

44

45

46

47

48

49

50

51

52

53

54

55

56

57

58

Confidential                                                                                                                          KPN00026144

IBASIS INC 10-K 03/13/2009 Foreign exchange loss, net. December 31, 2008 2007 (In thousands, except per share data) Assets Current assets: Cash and cash equivalents $56,912 $63,735 Short-term marketable securities 1,999 Accounts receivable and unbilled revenue external 234,946 204,883 parties, net of allowance for doubtful accounts of $5,178 and $12,924, respectively Accounts receivable related parties 2,053 Prepaid expenses and other current assets 6,477 4,687 Total current assets 300,388 276,704 Property and equipment, net 34,836 34,966 Other assets 1,573 7,908 Intangible assets, net 87,206 93,800 Goodwill 17,324 248,795 Total assets $441,327 $659,873 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable external parties $155,676 $135,060 Accounts payable related parties 11,939 Accrued expenses 151,685 136,903 Deferred revenue 13,094 11,503 Current portion of long-term debt 577 755 Total current liabilities 321,832 296,060 Long-term debt, net of current portion 27,380 25,000 Deferred income taxes 2,534 2,942 Other long-term liabilities 1,063 1,381 Total liabilities 152,909 325,383 Commitments and contingencies (Note 14) Stockholders’ equity Preferred sotck, $0.001 par value, authorized 15,000 shares: issued and outstanding: none Common sotck, $0.001 par value, authorized 170,000 shares, issued 76,204 shares and 75,912 shares, respectively; outstanding 71,228 shares and 74,843 shares, respectively 76 76 Treasury stock, 4,976 and 1,069 shares, respectively, at cost [Illegible] Additional paid-in capital 337,590 333,278 Accumulated other comprehensive income (loss) [Illegible] 3,155 Contributed capital/retained earnings [Illegible] [Illegible] Confidential KPN00026145

(accumulated deficit) Total stockholders’ equity 83,518 334,490 Total liabilities and stockholders’ equity $441,327 $659,873 Created by 10-K Wizard. http://www.10kwizard.com/ Confidential KPN00026146

IBASIS INC 10-K 03/13/2009 Foreign exchange loss, net. Years ended December 31, 2008 2007 2006 (In thousands) Cash flows from operating activities Net income (loss) [Illegible] $16,123 $42,490 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Impairment of goodwill 214,651 Depreciation and amortization 31,998 12,743 5,693 Tax provision related to utilization of pre acquisition net operating losses 16,920 Stock-based compensation 2,450 501 65 Provision for doubtful accounts receivable 1,622 Changes in assets and liabilities, excluding the effect of acquisitions: Accounts receivable and unbilled revenue external parties [Illegible] 22,736 36,962 Accounts receivable related parties [Illegible] 33,807 [Illegible] Prepaid expenses and other current assets [Illegible] 2,944 1,343 Other assets 435 (432) Accounts payable external parties 20,616 [Illegible] [Illegible] Accounts payable related parties [Illegible] [Illegible] Deferred revenue 2,391 172 Accrued expenses 15,105 3,475 14,682 Deferred income taxes [Illegible] [Illegible] Other long-term liabilities [Illegible] [Illegible] Net cash provided by operating activities 33,047 58,086 32,556 Cash flows from investing activities: Cash and cash equivalents of IBasis on October 1, 2007 acquired in KPN Transaction 54,711 Purchases of property and equipment [Illegible] [Illegible] [Illegible] Purchases of certain assets from TDC [Illegible] Maturities of available-for-sale short-term marketable investments 1,999 1,994 Increase (decrease) in other long-term assets 5,000 [Illegible] Net cash provided by (used in) investing activities [Illegible] 42,100 [Illegible] Cash flows from financing activities: Purchases of common stock [Illegible] Partial payment of working capital loan to related party [Illegible] Payment from KPN related to KPN Transaction [Illegible] 55,000 Dividend payment to iBasis shareholders [Illegible] Dividend payment related to warrrant exercises [Illegible] [Illegible] Bank borrowings 5,000 25,000 Confidential KPN00026147

 Repayment of bank borrowings [Illegible] Payment of Principal on capital lease obligations [Illegible] [Illegible] Net distributions to related party [Illegible] [Illegible] Payments on note payable to affiliate Proceeds from exercise of warrants 195 Proceeds from exercise of common stock options 563 323 Net cash used in financing activities [Illegible] [Illegible] [Illegible] Effect of changes in exchange rates on cash and cash equivalents [Illegible] Net increase (decrease) in cash and cash equivalents [Illegible] 41,324 1,781 Cash and cash equivalents, beginning of year 63,735 22,411 20,630 Cash and cash equivalents, end of year $56,912 $63,735 $22,411 Supplemental disclosure of cash flow information: Cash paid during the year for interest. $2,604 $731 $32 Cash paid during the year for income taxes $20,549 $14,608 $281 Supplemental disclosure of non-cash investing and financing activities: Shares issued in KPN Transaction $0 $376,675 $0 Exercise of warrants on a net basis $64 $760 $0 Purchases of property and equipment under capital leases $1,731 $0 $0 Related party contribution to equity $1,299 $0 $0 Created by 10-K Wizard. http://www.10kwizard.com/ Confidential KPN00026148

      M

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

28

29

30

31

32

33

34

35

36

37

38

39

40

41

42

43

44

45

46

47

48

49

50

51

52

53

54

55

56

57

58

59

60

Confidential                                                                                                                          KPN00026149

      M

65

66

67

68

69

70

71

72

73

74

75

76

77

78

79

80

81

82

83

84

85

86

87

88

89

90

91

92

93

94

95

96

Confidential                                                                                                                          KPN00026150

IBASIS INC 10-K 06/12/2007 Income Statement Year Ended December 31, 2006.00 2005.00 2004.00 (as restated) (as restated) (as previously reported) (adjustments) (unaudited) (In thousands, except per share amounts) Consolidated Statements of Operations Data: Net revenue $511,083 $385,465 $263,678 $178,159 Costs and operating expenses: Data communications and telecommunications (excluding depreciation and amortization) 447,697 336,152 225,169 152,853 187 Research and development 13,498 12,568 14,013 13,387 395 Selling and marketing 16,347 11,712 9,351 7,513 494 General and administrative 25,062 15,543 13,162 8,174 50 Depreciation and amortization 7,055 6,507 10,437 20,065 356 Write-off of leasehold improvements 1,047 Restructuring costs 1,272 218 165 Merger related expenses 2,996 Non-cash stock-based compensation (3) 86 [] Loss on sale of massaging business Total costs and operating expenses 514,974 382,700 272,297 202,078 1,395 Income (loss) from operations [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] Interest income 1,887 1,109 218 161 [Illegible] Interest expense [Illegible] [Illegible] [Illegible] [Illegible] Gain on bond repurchases and exchanges 16,615 Other expense, net [Illegible] [Illegible] [Illegible] [Illegible] Loss on long-term non-marketable security [Illegible] Foreign exchange (loss) gain 372 [Illegible] 339 509 Debt conversion premium and transaction costs [Illegible] Debt refinancing charges Transaction costs [Illegible] Additional interest expense, net [Illegible] Loss before taxes from continuing operations [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] Income tax expense [Illegible] [Illegible] [Illegible] [Illegible] Loss from continuing operations [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] Income (loss) from discontinued operations 1,861 1,251 Net loss $(2,194) $(2,038) $(18,324) $(9,687) $(1,396 Basic and diluted net loss per share: Loss from continuing operations $(0.07) $(0.08) $(1.20) $(0.73) $(0.10) Income (loss) from discontinued operations 0.11 0.08 Basic and diluted net loss per share $(0.07) $(0.08) $(1.09) $(0.65) $(0.10) Basic and diluted weighted average common shares outstanding 33,198 26,745 16,838 14,899 Created by 10-K Wizard. http://www.10kwizard.com/ Confidential KPN00026151

 2003.00 2002.00 (as restated) (as previously reported) (adjustments) (as restated) (unaudited) $178,159 $164,942 $0 $164,942 153,040 142,847 [] 142,628 13,782 17,781 1,777 19,558 8,007 11,279 1,220 12,499 8,224 24,387 1,514 25,901 20,421 31,871 33 31,904 5,536 5,536 967 [Illegible] 2,066 2,066 203,474 236,734 3,358 240,092 [Illegible] [Illegible] [Illegible] [Illegible] 161 1,290 1,290 [Illegible] [Illegible] [Illegible] 16,615 25,790 25,790 [Illegible] [Illegible] [Illegible] 509 201 201  [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] [Illegible] 1,251 [Illegible] [Illegible] $(11,083) $(121,723) $(3,358) $(125,081) $(0.83) $(3.75) $(0.23) $(3.98) 0.08 [Illegible] [Illegible] $(0.75) $(8.08) $(0.23) $(8.31) 14,89 [Illegible] 15,055 15,055 Confidential KPN00026152

IBASIS INC 10-K 03/16/2006 Consolidated Statements of Cash Flows Years ended December 31, 2005.00 2004.00 2003.00 (In thousands) Cash flows from operating activities: Net loss [Illegible] [Illegible] [Illegible] Income from discontinued operations [Illegible] [Illegible] Loss from continuing operations [Illegible] [Illegible] [Illegible] Adjustments to reconcile loss from continuing operations to net cash used in operating activities: Gain on bond repurchases and exchanges [Illegible] Restructuring costs 218 165 Depreciation and amortization 6,712 10,345 20,065 Amortization of deferred debt financing costs 177 149 333 Amortization of discount on short-term marketable securities [Illegible] Non-cash debt conversion premium 115 Amortization of deferred compensation 86 Loss on long-term non-marketable security 5,000 Fair value of warrant issued in debt refinancing 2,140 Allowance for doubtful accounts 850 250 800 Recovery of previously reserved receivable balance [Illegible] Changes in current assets and liabilities: Accounts receivable, net [Illegible] [Illegible] 2,556 Prepaid expenses and other current assets [Illegible] 124 1,330 Other assets 37 345 535 Accounts payable 3,443 4,438 6,750 Deferred revenue 3,214 5,886 417 Accrued expenses 13,935 [Illegible] [Illegible] Other long-term liabilities [Illegible] [Illegible] 481 Net cash provided by (used in) continuing operating activities 12,150 [Illegible] [Illegible] Cash flows from investing activities: Purchases of property and equipment [Illegible] [Illegible] [Illegible] Purchases of available-for-sale short-term marketable investments [Illegible] [Illegible] Maturities of available-for-sale short-term marketable investments 29,235 525 Proceeds from sale of Speech Solutions business 1,500 Proceeds from earn-out relating to sale of Speech Solutions business 1,009 Payment associated with the sale of Speech Solutions businesses [Illegible] Net cash used in investing activities [Illegible] [Illegible] [Illegible] Cash flows from financing activities: Redemption of 5% Convertible subordinated Notes Proceeds from sale of common stock in private placement 31,500 Transaction costs of private placement [Illegible] Proceeds from issuance of 8% Secured Convertible 29,000 Confidential KPN00026153

 Notes due June 2007 Prepayment of 11 1 2% 8% Senior Secured Notes due January 2005 [Illegible] Bank borrowings 4,600 9,200 Repayments of bank borrowings [Illegible] [Illegible] Payments of principal on capital lease obligations [Illegible] [Illegible] [Illegible] Debt conversion premium and transaction costs [Illegible] Transaction costs of debt refinancing and exchange of debt [Illegible] [Illegible] Repurchases of common stock [Illegible] Proceeds from exercise of warrants 2,422 1,462 Proceeds from exercise of common stock options 244 455 91 Net cash (used in) provided by financing activities [Illegible] 29,481 [Illegible] Net increase (decrease) in cash and cash equivalents 6,550 [Illegible] [Illegible] Cash and cash equivalents, beginning of year 20,928 17,270 32,317 Cash and cash equivalents, end of year $27,478 $20,928 $17,270 Created by 10-K Wizard. http://www.10kwizard.com/ Confidential KPN00026154

 Date 2 – Apr Share price ($) 0.83 Shares outstanding (mn) 71.2 Market Cap ($mn) 59.1 Net debt ($mn) -27.0 Enterprise value 32.1 Base case 167.7 1% Additional price decline 123.0 1% Additional revenue growth 212.5 1% Additional gross margin improvement 247.1 $2 mn Opex savings 180.0 Footbal field start range label BV/EBITDA 09E Target price BV equity value WE Telco operators 185.3 1 186.3 WE Telco operators 4.7 186 213.3 Colt Telecom 96.7 1 97.7 Colt Telecom 2.5 98 124.7 Base case 166.7 1 167.7 Base case 168 194.7 Jefferies target price 61.0 1 62.0 Jefferies 1.25 62 89.0 Current trading 31.1 1 32.1 Trading 32 59.1 Value creation waterfall Confidential KPN00026155

Management projections ($mn) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Revenue 1,206.9 1,231.0 1,268.0 1,318.7 1,371.4 1,426.3 1,469.1 1,498.5 1,528.5 1,559.0 Growth 2.0% 3.0% 4.0% 4.0% 4.0% 3.0% 2.0% 2.0% 2.0% Gross margin 115.5 117.8 121.3 125.2 131.2 136.5 140.6 143.9 146.7 149.7 Margin 9.6% 9.6% 9.6% 9.6% 9.6% 9.6% 9.6% 9.6% 9.6% 9.6% Op. costs 79.1 79.0 80.3 81.1 82.5 84.8 87.2 88.9 90.7 92.5 EBITDA 36.4 38.8 41.0 45.1 48.7 51.7 53.4 54.9 56.0 57.1 Margin 3.0% 3.2% 3.2% 3.4% 3.6% 3.6% 3.6% 3.7% 3.7% 3.7% Depreciation 38.0 39.4 31.8 28.6 20.9 21.0 17.0 17.0 17.0 17.0 EBIT (1.6) (0.6) 9.2 16.5 27.8 30.7 36.4 37.9 39.0 40.1 Margin (0.1%) (0.1%) 0.7% 1.3% 2.0% 2.2% 2.5% 2.5% 2.6% 2.6% Cash flow 79.4 23.5 22.2 22.8 22.2 24.9 24.9 25.9 26.7 27.5 32.1 39.7 BV/EBITDA 00 BV/EBITDA 09 4.9 4.7 2.6 2.5 4.4 4.2 1.6 1.6 0.8 0.8 Confidential KPN00026156